SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2002


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


            Delaware                  027455                    58-2422929
            --------                  ------                    ----------
(State or other Jurisdiction    (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                   Identification No.)

           233 Peachtree Street, N.E.                     30303
                                                          -----
           Harris Tower, Suite 1700,                   (Zip Code)
                Atlanta, Georgia
    (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272




                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 9.           Regulation FD Disclosure.

     On October 21, 2002, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing it has appointed William H. Seippel as vice president and chief financial officer. Mr. Seippel replaces Alan B. Catherall who is leaving the company to pursue other business interests. A copy of the press release referenced above is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

       Exhibit No.   Description

       99.1          Press Release of AirGate PCS, Inc. dated October 21, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AIRGATE PCS, INC.


Date: October 29, 2002
                                        By: /s/Thomas M. Dougherty
                                            -----------------------
                                            Thomas M. Dougherty,
                                            Chief Executive Officer